NAME OF REGISTRANT:
Templeton Funds, Inc.
File No. 811-2781

EXHIBIT ITEM No. 77(c): Matters Submitted to a Vote of Security Holders

A Special Meeting of Shareholders of Templeton Funds, Inc. (the "Company") was held at the Company's offices, 500 East Broward Blvd., Fort Lauderdale, Florida, on December 15, 2003 and reconvened on January 14, 2004. The purpose of the meeting was to elect twelve Directors of the Company, and for Templeton World Fund and Templeton Foreign Fund (each a "Fund") and together, the "Funds"), each a series of the Company, to vote on the following Proposals and Sub-Proposals:
To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust, to approve amendments to certain of each Fund's fundamental investment restrictions (including eight Sub-Proposals) and to approve the elimination of certain of each Fund's fundamental investment policies and restrictions. At the meeting held on December 15, 2003, the following persons were elected by the shareholders to serve as Independent Directors of the
Company: Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson and Constantine D. Tseretopoulos. Nicholas F. Brady, Charles B. Johnson and Rupert H. Johnson were elected by the shareholders to serve as Interested Directors. At the reconvened meeting held on January 14, 2004, Shareholders approved amendments to certain of each Fund's fundamental investment restrictions (including eight Sub-Proposals) and the elimination of certain of each Fund's fundamental investment restrictions. The Agreement and Plan of Reorganization that provided for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust was not approved. No other business was transacted at the meetings.

The results of the voting at the meetings are as follows:

Proposal 1.  The election of Directors:


-------------------------------------------------------------------------------------------------------------
                                                  % OF         % OF                        % OF       % OF
                                                OUTSTANDING    VOTED                    OUTSTANDING   VOTED
  NAME                               FOR          SHARES      SHARES      WITHHELD        SHARES     SHARES
-------------------------------------------------------------------------------------------------------------
  Harris J. Ashton ........    921,784,744.074    55.931%     96.841%  30,069,431.717      1.825%    3.159%
  Frank J. Crothers .......    922,941,744.041    56.002%     96.963%  28,912,431.750      1.754%    3.037%
  S. Joseph Fortunato .....    921,536,770.158    55.916%     96.815%  30,317,405.633      1.840%    3.185%
  Edith E. Holiday ........    922,141,284.526    55.953%     96.878%  29,712,891.265      1.803%    3.122%
  Betty P. Krahmer ........    922,120,923.381    55.952%     96.876%  29,733,252.410      1.804%    3.124%
  Gordon S. Macklin .......    919,950,702.066    55.820%     96.648%  31,903,473.725      1.936%    3.352%
  Fred R. Millsaps ........    921,781,604.376    55.931%     96.841%  30,072,571.415      1.825%    3.159%
  Frank A. Olson ..........    921,885,948.423    55.937%     96.852%  29,968,227.368      1.818%    3.148%
  Constantine D.
   Tseretopoulos ..........    922,494,170.096    55.974%     96.915%  29,360,005.695      1.781%    3.085%
  Nicholas F. Brady .......    920,077,248.202    55.828%     96.662%  31,776,927.589      1.928%    3.338%
  Charles B. Johnson ......    921,934,947.866    55.940%     96.857%  29,919,227.925      1.815%    3.143%
  Rupert H. Johnson, Jr. ..    922,312,771.073    55.963%     96.896%  29,541,404.718      1.792%    3.104%


TEMPLETON WORLD FUND

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust:

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ...................    205,986,169.412        46.36%            76.50%
  Against ...............     11,145,652.789         2.51%             4.14%
  Abstain ...............     17,845,723.640         4.02%             6.63%
  Broker Non-Votes ......     34,277,618.000         7.71%            12.73%
-------------------------------------------------------------------------------
  TOTAL .................    269,255,163.841        60.60%           100.00%


TEMPLETON FOREIGN FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ...................    510,474,835.581        42.41%            75.32%
  Against ...............     14,814,274.570         1.23%             2.19%
  Abstain ...............     25,397,576.897         2.11%             3.75%
  Broker Non-Votes ......    127,025,346.182        10.55%            18.74%
-------------------------------------------------------------------------------
  TOTAL .................    677,712,033.230        56.30%           100.00%



TEMPLETON WORLD FUND

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):


     Proposal 3a: To amend the Fund's fundamental investment restriction regarding diversification of investments:

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ...................    198,075,490.497        44.58%            73.56%
  Against ...............     17,078,193.176         3.84%             6.34%
  Abstain ...............     19,823,862.168         4.46%             7.36%
  Broker Non-Votes ......     34,277,618.000         7.71%            12.73%
-------------------------------------------------------------------------------
  TOTAL .................    269,255,163.841        60.60%           100.00%



TEMPLETON FOREIGN FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ..................     490,186,478.594        40.72%            72.33%
  Against ..............      32,134,290.472         2.67%             4.74%
  Abstain ..............      28,365,917.982         2.36%             4.19%
  Broker Non-Votes .....     127,025,346.182        10.55%            18.74%
-------------------------------------------------------------------------------
  TOTAL ................     677,712,033.230        56.30%           100.00%

     Proposal 3b: To amend the Fund's fundamental investment restriction regarding investments in real estate:

TEMPLETON WORLD FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ...................    196,144,571.180        44.14%            72.85%
  Against ...............     18,708,344.423         4.21%             6.95%
  Abstain ...............     20,124,630.238         4.53%             7.47%
  Broker Non-Votes ......     34,277,618.000         7.71%            12.73%
-------------------------------------------------------------------------------
  TOTAL .................    269,255,163.841        60.60%           100.00%


TEMPLETON FOREIGN FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ...................    473,774,405.994        39.36%            69.91%
  Against ...............     48,254,203.467         4.01%             7.12%
  Abstain ...............     28,658,077.587         2.38%             4.23%
  Broker Non-Votes ......    127,025,346.182        10.55%            18.74%
-------------------------------------------------------------------------------
  TOTAL .................    677,712,033.230        56.30%           100.00%



     Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities:


TEMPLETON WORLD FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
For .....................    193,706,578.502        43.60%            71.94%
  Against ...............     20,874,505.430         4.70%             7.75%
  Abstain ...............     20,396,461.909         4.59%             7.58%
  Broker Non-Votes ......     34,277,618.000         7.71%            12.73%
-------------------------------------------------------------------------------
  TOTAL .................    269,255,163.841        60.60%           100.00%



TEMPLETON FOREIGN FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
 For ....................    470,466,666.697        39.08%            69.42%
  Against ...............     51,398,329.224         4.27%             7.58%
  Abstain ...............     28,821,691.127         2.39%             4.25%
  Broker Non-Votes ......    127,025,346.182        10.55%            18.74%
-------------------------------------------------------------------------------
  TOTAL .................    677,712,033.230        56.30%           100.00%


     Proposal 3d: To amend the Fund's fundamental investment restriction regarding underwriting:

TEMPLETON WORLD FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For .................      195,372,012.641        43.97%            72.56%
  Against .............       18,789,891.580         4.23%             6.98%
  Abstain .............       20,815,641.620         4.68%             7.73%
  Broker Non-Votes ....       34,277,618.000         7.71%            12.73%
-------------------------------------------------------------------------------
  TOTAL ...............      269,255,163.841        60.60%           100.00%


TMEPLETON FOREIGN FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ....................   486,800,593.596        40.44%            71.83%
  Against ................    34,499,704.454         2.87%             5.09%
  Abstain ................    29,386,388.998         2.44%             4.34%
  Broker Non-Votes .......   127,025,346.182        10.55%            18.74%
-------------------------------------------------------------------------------
  TOTAL ..................   677,712,033.230        56.30%           100.00%


     Proposal 3e: To amend the Fund's fundamental investment restriction regarding issuing senior securities:

TEMPLETON WORLD FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For .................     194,482,896.567         43.77%            72.23%
  Against .............      19,627,049.440          4.42%             7.29%
  Abstain .............      20,867,599.834          4.70%             7.75%
  Broker Non-Votes ....      34,277,618.000          7.71%            12.73%
-------------------------------------------------------------------------------
  TOTAL ...............     269,255,163.841         60.60%           100.00%


TEMPLETON FOREIGN FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ...................    472,426,528.936        39.25%            69.71%
  Against ...............     48,195,385.301         4.00%             7.11%
  Abstain ...............     30,064,772.811         2.50%             4.44%
  Broker Non-Votes ......    127,025,346.182        10.55%            18.74%
-------------------------------------------------------------------------------
  TOTAL .................    677,712,033.230        56.30%           100.00%


     Proposal 3f: To amend the Fund's fundamental investment restriction regarding lending:

TEMPLETON WORLD FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For .................      193,332,019.187        43.51%            71.80%
  Against .............       21,001,905.408         4.73%             7.80%
  Abstain .............       20,643,621.246         4.65%             7.67%
  Broker Non-Votes ....       34,277,618.000         7.71%            12.73%
-------------------------------------------------------------------------------
  TOTAL ...............      269,255,163.841        60.60%          100.00%


TEMPLETON FOREIGN FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ...................    477,164,806.541        39.64%            70.41%
  Against ...............     43,560,024.543         3.62%             6.43%
  Abstain ...............     29,961,855.964         2.49%             4.42%
  Broker Non-Votes ......    127,025,346.182        10.55%            18.74%
-------------------------------------------------------------------------------
  TOTAL .................    677,712,033.230        56.30%           100.00%


     Proposal 3g: To amend the Fund's fundamental investment restriction regarding borrowing:

TEMPLETON WORLD FUND
-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For .................      192,945,793.887        43.42%            71.66%
  Against .............       21,324,278.313         4.80%             7.92%
  Abstain .............       20,707,473.641         4.66%             7.69%
  Broker Non-Votes ....       34,277,618.000         7.71%            12.73%
-------------------------------------------------------------------------------
  TOTAL                      269,255,163.841        60.60%           100.00%


TEMPLETON FOREIGN FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ...................    468,878,504.005        38.95%            69.19%
  Against ...............     52,006,297.555         4.32%             7.67%
  Abstain ...............     29,801,885.488         2.48%             4.40%
  Broker Non-Votes ......    127,025,346.182        10.55%            18.74%
-------------------------------------------------------------------------------
  TOTAL .................    677,712,033.230        56.30%           100.00%


     Proposal 3h: To amend the Fund's fundamental investment restriction regarding industry concentration:

TEMPLETON WORLD FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For .................      196,197,703.544        44.16%            72.87%
  Against .............       18,130,780.473         4.08%             6.73%
  Abstain .............       20,649,061.824         4.65%             7.67%
  Broker Non-Votes ....       34,277,618.000         7.71%            12.73%
-------------------------------------------------------------------------------
  TOTAL ...............      269,255,163.841        60.60%           100.00%


TEMPLETON FOREIGN FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ...................    492,392,791.708        40.91%            72.66%
  Against ...............     28,612,437.757         2.38%             4.22%
  Abstain ...............     29,681,457.583         2.47%             4.38%
  Broker Non-Votes ......    127,025,346.182        10.55%            18.74%
-------------------------------------------------------------------------------
  TOTAL .................    677,712,033.230        56.30%           100.00%



Proposal 4: To approve the elimination of certain of the Fund's fundamental investment policies and restrictions:

TEMPLETON WORLD FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ...................    193,188,252.823        43.48%            71.75%
  Against ...............     20,289,573.527         4.57%             7.54%
  Abstain ...............     21,499,719.491         4.84%             7.98%
  Broker Non-Votes ......     34,277,618.000         7.71%            12.73%
-------------------------------------------------------------------------------
  TOTAL .................    269,255,163.841        60.60%           100.00%


TEMPLETON FOREIGN FUND

-------------------------------------------------------------------------------
                                                    % OF               % OF
                                                 OUTSTANDING          SHARES
                              SHARES VOTED          SHARES           PRESENT
-------------------------------------------------------------------------------
  For ..................     478,701,466.998        39.77%            70.63%
  Against ..............      41,327,882.755         3.43%             6.10%
  Abstain ..............      30,657,337.295         2.55%             4.52%
  Broker Non-Votes .....     127,025,346.182        10.55%            18.74%
-------------------------------------------------------------------------------
  TOTAL ................     677,712,033.230        56.30%           100.00%